                                                                    Exhibit 99.3

May 1, 2004

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention: F. Allen Maulsby


         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, by and between Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of May 1, 2004 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION: May 1, 2004

         CUT-OFF DATE: May 1, 2004

         NEW OWNER: JPMorgan Chase Bank, as trustee for the Structured Asset Securities Corporation, Series 2004-6 Certificateholders

         MASTER SERVICER:  Aurora Loan Services Inc.

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2005, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-6 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or JPMorgan Chase Bank (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                   LEHMAN BROTHERS HOLDINGS INC., as Owner


                                      By:
                                          ---------------------------------
                                      Name:  Stanley P. Labanowski
                                      Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer


By:
   ----------------------------------
Name:
Title:

                                    EXHIBIT A

                              Assignment Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services Inc.
2530 South Parker Road
Suite 601
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-6
     --------------------------------------------------------------------


Reference is made to the Transfer Notice, dated as of May 1, 2004 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to JPMorgan Chase Bank, as trustee (the "Trustee"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                 COLONIAL SAVINGS, F.A.

                                 Name:
                                        ----------------------------------
                                 Title:
                                        ----------------------------------
                                 Date:
                                        ----------------------------------

                                    EXHIBIT C

                               Servicing Agreement


                                See Exhibit 99.5

                                   EXHIBIT D-1
                        FORM OF MONTHLY REMITTANCE ADVICE


FIELD NAME               DESCRIPTION                                                           FORMAT
----------               -----------                                                           ------

INVNUM                   INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                  SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL              BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                         BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN                SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                         ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                         REQUIRED, .00 IF NO COLLECTIONS
CURT1                    CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                 CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                    CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                 CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                  PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                  OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                 NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                         .00 IF NOT APPLICABLE
TOTREMIT                 TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL              ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                         ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                         .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                ENDING TRIAL BALANCE                                                  Number two decimals
                         .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE               ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                  60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                  ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                  INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                               Example .0700000 for 7.00%
SFRATE                   SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                               Example .0025000 for .25%
PTRATE                   PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                               Example .0675000 for 6.75%
PIPMT                    P&I CONSTANT, REQUIRED                                                Number two decimals
                         .00 IF PAIDOFF


                                     D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT


FIELD NAME                                                        DESCRIPTION
----------                                                        -----------

% of MI Coverage                                                  % of MI Coverage
Actual MI Claim Filed Date                                        The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)                        Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                                         The amount claimed to the MI company on the MI claim
Actual Discharge Date                                             Date Bankruptcy was Discharged
Actual Due Date                                                   Next Payment Due Date
Actual Eviction Complete Date                                     Actual Eviction Complete Date
Actual Eviction Start Date                                        Actual Eviction Start Date
Actual First Legal Date                                           Actual First Legal Date
Actual Notice of Intent Date (breach letter date)                 Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                                      The date the Last Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                                    The date the First Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Redemption End Date                                        Actual Redemption End Date
Actual REO Start Date                                             The date the account was received by the REO Deaprtment
Appraisal, BPO Costs                                              Total expenses incurred for the purpose of BPO's or Appraisals.
Bankruptcy Chapter                                                Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                              BK Atty Fees & Costs
BK Flag (Man Code)                                                A code that identifies the account as an active Bankruptcy.
Bnk Case # (7 digit only)                                         Bnk Case # (7 digit only)
City                                                              City
Claim Amount Paid                                                 MI Claim Amount
Claim Funds Received Date                                         The date the MI Claim funds were received from the MI Company
Confirmation Hearing Date                                         Confirmation Hearing Date
Current Interest Rate                                             Current Interest Rate
Current Loan Amount                                               Unpaid Principal Balance
Current P&I Payment Amount                                        Current P&I Payment Amount
Date Bid Instructions Sent                                        Date Bid Instructions Sent to Attorney
Date F/C Sale Scheduled                                           The date the Foreclosure sale is scheduled to occur.
Date Filed Relief/Dismissal                                       The date the motion for Relief or Dismissal was filed with the
                                                                  BK Court
Date Loan Reinstated                                              Date Loan Reinstated



                                     D-2-1

Date POC Filed                                                    Date proof of claim filed
Date Relief/Dismissal Granted                                     The date the BK court granted the motion for Relief or Dismissal
Date REO Offer Accepted                                           Date REO Offer Accepted
Date REO Offer Received                                           Date REO Offer Received
Deal Identifier by Loan                                           Security Name/Cross reference Investor ID (Servicer to Cross reference)
Delinquency Status (Man Code)                                     30, 60, 90, BK, FC, REO, Claims or a code that can be decoded to determine the current status of the account.
Loss Mit Denial Date                                              Loss Mit Denial Date
Eviction Atty Fees & Costs                                        Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                                       F/B 1st Due (if applicable)
F/B Last Due (if applicable)                                      F/B Last Due (if applicable)
FC Atty Fees & Costs                                              FC Atty Fees & Costs
FC Flag                                                           A code that identifies the account as an active Foreclosure.
FC Start Date (referral date)                                     FC Start Date (referral date)
FC Suspended Date                                                 FC Suspended Date
FC Valuation Amount                                               The value of the property as determined for the purpose of foreclosure.
FC Valuation Date                                                 The date the property value was determined for the purpose of foreclosure.
FC Valuation Source                                               The type of valuation that was used to determine the Fc Valuation amount.
FHA 27011A Transmitted Date                                       FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                                       FHA 27011B Transmitted Date
FHA Case #                                                        FHA Case #
FHA Part A Funds Received Date                                    FHA Part A Funds Received Date
First Payment Date                                                First Payment Date
Foreclosure Actual Sale Date                                      Date F/C Sale Held
VA Gaurantee %                                                    VA Gaurantee %
Interest Advances                                                 Interest Advances
Investor Loan Number                                              Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                               Date claim submitted to investor
Liquidation Status                                                Type of PIF, S/S, 3rd Party etc.
VA Loan Gaurantee Certificate Number                              VA Loan Gaurantee Certificate Number
Loan Number                                                       Servicer Loan Number
Loan Term                                                         Loan Term
Loan Type                                                         Loan Type
Loss Mit Approval Date                                            Loss Mit Approval Date
Loss Mit Flag (Man Code)                                          A code that identifies the account as an active Loss Mit account.
Loss Mit Removal Date                                             The date the Loss Mit Department determined that Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                               Loss Mit Set-up Date
Loss Mit Type                                                     S/S, Forbearance, Repay, Mod,etc.



                                     D-2-2

Loss Mit Workstation Status                                       Completed, Removed, Active
MI Certificate Number                                             MI Certificate Number
MI Cost                                                           Price percentage, lender paid only
MI Coverage Y/N                                                   MI Coverage Y/N
Monthly MIP Cost                                                  The monthly fee paid to HUD to maintain coverage on the account.
Next Payment Adjustment Date                                      Next Payment Adjustment Date
Next Rate Adjustment Date                                         Next Rate Adjustment Date
Occupancy Status                                                  Occupancy Status
Occupancy Status Date                                             The date the occupancy status reported was determined.
Original Loan Amount                                              Original Loan Amount
Original Value Amount                                             The value of the property as determined at the origination of the account.
Origination Date                                                  The date the closing occurred to originate the loan.
ORIGINATION VALUE DATE                                            The date the original Value Amount was determined.
ORIGINATION VALUE SOURCE                                          The type of valuation that was used to determine the Original
                                                                  Value amount.
Other Advance Expenses                                            Total Advances minus all other/detail and total
Ownership Code
Paid in Full Date                                                 Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date                                        FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                                        Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO Repaired Value
REO Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date


                                     D-2-3

REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE




                                     D-2-4